Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wayne A. Doss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Texas Sweet Crude Oil Corp for the 2nd quarter ended June 30, 2009 and 2008, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Texas Sweet Crude Oil Corp.

Date: June 20, 2010
/s/ Wayne A Doss
Wayne A Doss
President, C.E.O. and Director
(Principal Executive Officer)